UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2019

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway Chesapeake, Virginia	23320
(Address of principal executive offices)	(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On March 5, 2019, Dollar Tree, Inc. (the “Company”) appointed Carrie A. Wheeler to the Company’s Board of Directors, effective immediately. Ms. Wheeler is being appointed to the Board of Directors to fill the vacancy created on the Board of Directors by the increase in size of the Board of Directors, as discussed in Item 5.03 below.

Ms. Wheeler, age 47, is currently retired and worked as a former partner and head of consumer and retail at TPG Global, a private equity firm, for 21 years. Prior to joining TPG Global, Ms. Wheeler worked as an analyst for Goldman, Sachs & Co. She also currently serves on the Board of Directors and is the Head of the Audit and Compensation Committees of J. Crew Group. Ms. Wheeler previously served on the boards of Neiman Marcus Group, PETCO Animal Supplies, Gelson’s Markets, Saver’s Inc., and Denbury Resources.

The Board of Directors anticipates naming Ms. Wheeler to serve on one or more committees of the Board of Directors, but at the time of this Form 8-K, the Board of Directors has not determined the committee(s) to which she will be named. The Company will file an amendment to this Form 8-K naming those committees once they are determined.

Ms. Wheeler will be eligible to receive compensation for her service on the Board of Directors consistent with that provided to all non-employee directors, which is described under the caption “Information about the Board of Directors - Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 3, 2018, as adjusted by the Board of Directors from time to time.

There was no arrangement or understanding between Ms. Wheeler and any other person with respect to her appointment to the Board of Directors. There have been no transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant and in which Ms. Wheeler, or any member of her immediate family, had, or will have, a direct or indirect material interest.

Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On March 5, 2019, in connection with the foregoing events, the Board of Directors of the Company amended the Company’s bylaws (the “Bylaws”), effective immediately. The amendment revises Article III, Section 2 of the Bylaws to increase the number of directors from twelve (12) to thirteen (13).

The text of the Bylaws as amended is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 6, 2019, the Company issued a press release announcing Ms. Wheeler’s appointment. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission (the “SEC”). Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Important Information and Where to Find It.

The Company intends to file a proxy statement and associated white proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”). Details concerning the nominees of the Company’s Board of Directors for election at the 2019 Annual Meeting will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS

THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to Dollar Tree, Inc. at 500 Volvo Parkway, Chesapeake, Virginia 23320 or from the Company’s website at http://www.dollartreeinfo.com/investors.

Participants in the Solicitation.

The Company, its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from shareholders in respect of the 2019 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Amended Annual Report on Form 10-K/A for the fiscal year ended February 3, 2018, filed with the SEC on March 26, 2018, and the Company’s definitive proxy statement for the 2018 Annual Meeting of Shareholders, filed with the SEC on May 3, 2018. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the proxy statement for the 2018 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.

A WARNING ABOUT FORWARD-LOOKING STATEMENTS: This filing contains “forward-looking statements” as that term is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements address future events, developments or results and typically use words such as believe, anticipate, expect, intend, plan, forecast, or estimate. For example, our forward-looking statements include statements regarding our business strategies, market potential, future financial performance and our other plans, objectives, expectations (financial and otherwise) and intentions. These statements are subject to risks and uncertainties. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the “Risk Factors,” “Business” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections in our Annual Report on Form 10-K/A filed March 26, 2018, and other filings with the SEC. We are not obligated to release publicly any revisions to any forward-looking statements contained in this filing to reflect events or circumstances occurring after the date of this report and you should not expect us to do so.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

3.1    Bylaws of Dollar Tree, Inc. (as amended, effective March 5, 2019)

99.1    Press release dated March 6, 2019 issued by Dollar Tree, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.
(Registrant)

Date: March 6, 2019	By:	/s/ William A. Old, Jr.
William A. Old, Jr.
Chief Legal Officer, General Counsel and Corporate Secretary

EXHIBITS

Exhibit 3.1 - Bylaws of Dollar Tree, Inc. (as amended, effective March 5, 2019)

Exhibit 99.1 - Press release dated March 6, 2019 issued by Dollar Tree, Inc.